                                                                    EXHIBIT 10.7

                                                                      MARCH 1996
                                                                         REVISED

                            POWELL INDUSTRIES, INC.
                      EXECUTIVE SEVERANCE PROTECTION PLAN


                              W I T N E S S E T H:

         WHEREAS, the Board of Directors (the "Board") of Powell Industries, Inc. (the "Company") has determined that, in the event the Company becomes subject to any proposed or threatened Change of Control (as defined in the Plan), the Board and the Company must be able to rely on the continued advice and support of key management personnel without concern that such personnel might be distracted by personal financial concerns and leave the employ of the Company;

         WHEREAS, the Board has determined that a formal executive severance protection plan should be adopted to insure stability and continuity of employment of key management personnel in the event of a proposed or threatened Change of Control;

         WHEREAS, it is intended that this Plan set forth the terms and conditions upon which benefits are payable to certain executives under this Plan; and

         WHEREAS, this Plan constitutes an employee welfare benefit plan, as that term is defined in Section 3(1) of the Employee Retirement Income Security Act of 1974 ("ERISA"); and

         WHEREAS, it is intended that this Plan shall comply with the requirements of Section 402 of ERISA that an employee benefit plan be maintained pursuant to a written instrument;

         NOW, THEREFORE, the Company has adopted this Plan which provides as follows:

1.       NAME OF PLAN:

                 Powell Industries, Inc. Executive Severance Protection Plan (the "Plan").

2.       NAME OF ADMINISTRATOR AND PLAN FIDUCIARY:

                 For purposes of Section 3(16) of ERISA, the Company is administrator of this Plan. Unless the Board of Directors of the Company designates a different committee, the Compensation Committee of the Company (the "Committee") is designated Plan Administrator and Fiduciary of this Plan and is charged with the general administration of this Plan.

3.       FUNDING POLICY:

                 This Plan is not separately funded by the Company, and all Plan benefits will be paid, as needed, from the general assets of the Company.

4.       PLAN OPERATION AND POWERS OF THE COMMITTEE AS PLAN ADMINISTRATOR AND
         FIDUCIARY:

         A. THE COMMITTEE. The Committee is authorized in its sole discretion to make all rules, regulations and procedures it deems necessary or appropriate for administering this Plan within policies established by the Board of Directors of the Company, to construe its provisions, to correct its defects, and supply any omissions or reconcile any inconsistencies which may appear in this Plan, to determine all questions of eligibility and entitlement to benefits and resolve all controversies. The Board of Directors of the Company may allocate discretionary responsibilities to the Committee as Fiduciary provided it is in writing. The Board of Directors of the Company may in writing permit the Committee as Fiduciary to designate other persons to carry out discretionary responsibilities.

         B. CLAIMS. If an Executive believes any benefit under this Plan has been incorrectly calculated or denied, he or she may file a claim with the Committee. The Committee shall follow claims procedures substantially identical to the claims procedures in the Powell Industries, Inc. Employees Incentive Savings Plan.

         C. STANDARD OF JUDICIAL REVIEW OF COMMITTEE ACTIONS. The Committee has full and absolute discretion in the exercise of its authority under this Plan, including without limitation, the authority to determine any person's right to benefits under this Plan, the correct amount and form of any benefits, the authority to decide any appeal, the authority to review and correct the actions of any prior administrative committee, and all of the rights, powers, and authorities specified in this Section 4 and this Plan. Notwithstanding any provision of law or any explicit or implicit provision of this document, any action taken or ruling or decision made by the Committee in the exercise of any of its powers and authorities under this Plan, shall be final and conclusive as to all parties, regardless of whether the Committee or one or more of its members may have an actual or potential conflict of interest with respect to the subject matter of the action, ruling, or decision. Thus, no final action, ruling, or decision of the Committee shall be subject to de novo review in any judicial proceeding and no final action, ruling, or decision of the Committee may be set aside unless it is held to have been arbitrary and capricious by a final judgment of a court having jurisdiction with respect to the issue.

5.       ELIGIBILITY FOR PLAN BENEFITS:

                 The Board of Directors shall designate the executives eligible to receive benefits under this Plan (the "Executives") in the event of that Executive's termination of employment following a Change of Control as described in this Plan, and the Board shall designate whether each such Executive is eligible for benefits under Executive Benefit Group 1 or Group 2. The Board may change the benefit classification of an Executive, or add or delete names from the list, from time to time, prior to a Change of Control. The initial list of Executives and the Group designation of each is contained on Attachment A hereto.





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6.       PLAN BENEFITS:

         The benefits payable under this Plan shall be calculated as follows:


====================================================================================================================
                 BENEFITS                    INVOLUNTARY TERMINATION                 TERMINATION FOR CAUSE
         Base Salary                 Group 1: 3 times the current annual       Group 1 and 2: None
                                     base salary

                                     Group 2: 2 times the current annual
                                     base salary
- --------------------------------------------------------------------------------------------------------------------
         Annual Incentive Under      Group 1: 3 times the maximum incentive    Group 1 and 2: None.
         Executive Incentive Plan    opportunity for the current year

                                     Group 2: 2 times the maximum incentive
                                     opportunity for the current year
- --------------------------------------------------------------------------------------------------------------------
         Employee Benefits           Group 1: Continuation of medical,         Group 1 and 2:
                                     dental, and life benefits for executive
                                     and dependents for up to 3 years.*
                                     Executive would pay normal group rates    None
                                     for this coverage.

         * These benefits cease      Group 2: Continuation of medical,
         at the earliest to occur    dental, and life benefits for executive
         of (i) maximum number of    and dependents for up to 2 years.*        None
         years indicated or          Executive would pay normal group rates
         (ii) the Executive is       for this coverage.
         covered under another
         plan.                       Group 1 and 2: COBRA coverage period,
                                     if applicable, begins after the
                                     benefits continuation period has ended.

                                                                               Group 1 and 2:  COBRA coverage
                                                                               begins at termination unless
                                                                               Executive is terminated for
                                                                               gross misconduct.
- --------------------------------------------------------------------------------------------------------------------



                                             BENEFITS PROVIDED BY OTHER PLANS
        Qualified Retirement        Group 1 and 2: All vested balances, (as    Group 1 and 2: All vested
        Plans                       required by law).                          balances, (as required by law).
- --------------------------------------------------------------------------------------------------------------------
        Restricted Stock and        Group 1 and 2: Immediate vesting at        Group 1 and 2:  Immediate vesting
        Stock Options               time of change of control per Option       at time of change of control per
                                    Plan.                                      Option Plan.
- --------------------------------------------------------------------------------------------------------------------





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         Benefits are not payable under this Plan if an Executive's employment is terminated following the sale or disposition of any subsidiary of the Company unless that transaction is in conjunction with a Change of Control of Powell Industries, Inc.

         If an Executive dies during the Covered Period after his Involuntary Termination, but before the payment or provision of all benefits to which that Executive has become entitled, then (a) cash payments due under Section 7 shall be made in accordance with the terms thereof, and (2) coverage for the Executive's dependents shall continue for the applicable term provided in this
Section 6.

7.       PLAN PAYMENTS:

                 Payments from this Plan will consist of the payment and provision of severance benefits by the Company out of its general assets in accordance with the terms of this Plan. Cash payments due will be paid to the Executive or his estate within 90 days of the event causing the benefit payment under this Plan.

8.       PLAN AMENDMENT AND/OR TERMINATION:

                 This Plan may be amended at the sole discretion of the Company by appropriate action by the Board of Directors of the Company, provided that this Plan may not be amended following a "Change of Control" which has occurred so as to reduce any benefits to which an Executive might become entitled under this Plan. Notwithstanding the preceding sentence, no amendment which adversely affects the benefits which would be payable to an Executive hereunder shall be effective if adopted within one year of an actual Change of Control.

9.       COORDINATION WITH EMPLOYMENT AND OTHER AGREEMENTS:

                 The severance benefits provided under this Plan to an Executive of the Company shall be coordinated with any severance benefits provided to such officer under any employment contract or other agreements between the Company and its consolidated subsidiaries and such Executive, such that for each item of severance benefit described herein, the Executive shall be entitled to the most favorable of the benefits provided by this Plan and by the employment contract or other agreement, but the Company shall not be required under this Plan to pay or provide twice any item of severance benefit that is covered both by this Plan and by such employment contract or other agreement. Split dollar agreements, if any, between the Company and an Executive shall operate according to their terms and shall not be affected by, or affect, payments due under this Plan.

10.      DEFINITIONS:

         The following definitions shall apply for the purposes of this Plan:

         "CHANGE OF CONTROL" of Powell Industries, Inc. means the date of occurrence of one or more of the following:





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                 (a)      Any "person", including a "syndication" or "group" as
         those terms are used in Section 13(d)(3) of the Securities Exchange
         Act of 1934, becomes, after the effective date of this Plan, the beneficial owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities which ordinarily possess the power to vote in the election of the Board of Directors without the happening of any precondition or contingency ("Voting Securities");

                 (b) The Company is merged or consolidated with another corporation and immediately after giving effect to the merger or consolidation either (x) less than 80% of the outstanding Voting Securities of the surviving or resulting entity are then beneficially owned in the aggregate by the stockholders of the Company immediately prior to the merger or consolidation, or if a record date has been set to determine the stockholders of the Company entitled to vote on the merger or consolidation, the stockholders of the Company as of the record date, or (y) the Board of Directors, or similar governing body, of the surviving or resulting entity does not have as a majority of its members the persons specified in clause (c)(x) and (y) below;

                 (c) If at any time the following do not constitute a majority of the Board of Directors of the Company (or any successor entity referred to in clause (b) above): (x) persons who are directors of the Company on December 31, 1995; and (y) persons who, prior to their election as a director of the Company (or successors entity if applicable) were nominated, recommended or endorsed by the Board of Directors of the Company;

                 (d) The Company transfers substantially all of its assets to another corporation which is a less than 80% owned subsidiary of the Company.

         "COVERED PERIOD" means three years from the date of occurrence of a Change of Control.

         "INVOLUNTARY TERMINATION" means, within the Covered Period, termination of an Executive's employment following:

         a) an Executive's resignation, for any reason, which is requested by the Company;

         b) a significant change or reduction in job duties and responsibilities without the Executive's consent including, but not limited to his position title, work location, responsibility, or authority;

         c) reduction in his base salary, incentive award opportunity, employee benefits, or perquisites; and

         d) resignation by the Executive for "good reason". "Good reason" means the failure of the Company to provide a comparable position and compensation.





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
         "TERMINATION FOR CAUSE" means a termination of the Executive's employment because of (a) the conviction of the Executive by a state or federal court of competent jurisdiction of any felony, (b) the conviction of the Executive by a state or federal court of competent jurisdiction for embezzlement or misappropriation of funds of the Company or its consolidated subsidiaries, (c) gross negligence or willful misconduct of the Executive which causes a material monetary injury to the Company or its consolidated subsidiaries, or (d) the Executive's continued failure to substantially perform material stated duties of his positions with the Company and its consolidated subsidiaries.

11.      GENERAL PROVISIONS:

         A. NO ASSIGNMENT OF PROPERTY RIGHTS. Unless it is specifically required by applicable law, the interest or property rights of any Executive in this Plan or in any severance benefit to be paid pursuant to its terms, shall not be assigned (either at law or in equity), alienated, anticipated or subject to attachment, bankruptcy, garnishment, levy, execution or other legal or equitable process. Any act in violation of this section shall be void.

         B. NO EMPLOYMENT CONTRACT. This Plan is not an employment contract and nothing contained in it shall prohibit the adjustment from time to time of the terms of employment of any Executive, including his current compensation and fringe benefits to which he may otherwise be entitled. No provision in this Plan shall be construed to affect in any way the Company's right to discharge any Executive at any time and for any reason, which right is hereby reserved, subject to any separate contract with such Executive.

         C. INTERPRETATION. The interpretation, performance and enforcement of this Plan shall be governed by ERISA and, to the extent not preempted, by the laws of the State of Texas, without regard to Texas rules concerning conflicts of laws. Except when otherwise indicated by the context, the use of masculine terminology in this Plan shall include the feminine.

         D. TAX WITHHOLDING. If any Federal or state tax withholding is required with respect to an Executive's severance benefit under this Plan, the Committee shall make appropriate arrangements to withhold the required amount from the Executive's benefit payment under this Plan.

         E. NO OFFSET REQUIRED. An Executive shall not be required to offset benefits received under this Plan by any compensation received from future employers.

         F. GROSS UP. Benefits paid to an Executive pursuant to this Plan shall be "grossed-up" by the Company to cover (1) any federal excise tax due by that Executive on account of these benefit payments and (2) any federal income and employment taxes due on the federal excise tax described in this Section 11.F.

         G. REIMBURSEMENT FOR LEGAL FEES. The Company shall reimburse an Executive for legal fees incurred by an Executive to enforce the terms of this Plan in an amount which does not exceed the following maximums:

                 Executive in Group 1      $150,000
                                           ========

                 Executive in Group 2      $100,000
                                           ========

                 Reimbursement shall be made by the Company to the Executive within 30 days of receipt by the Company of a statement for such legal fees submitted by the Executive.

12.      EXECUTION.

                 To record the adoption of this Executive Severance Protection Plan as set forth in this document, effective as of ______________, 1996, the effective date for this Plan as approved by its Board, Powell Industries, Inc. has caused its authorized representative to affix his name hereto.


                                          POWELL INDUSTRIES, INC.


                                          By
                                            ------------------------------------


                                          --------------------------------------
                                          Date





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
                                                                    ATTACHMENT A


                            POWELL INDUSTRIES, INC.
                      EXECUTIVE SEVERANCE PROTECTION PLAN

                            EXECUTIVE BENEFIT GROUP


                     ------------------------------------
                                   Group I
                     ------------------------------------

                           T. Powell
                           J.F. Ahart
                           R. L. Mitchell
                           R. Murphy
                           K. Shaw
                           A. Janas
                           T. Burtnett
                           G. Zeller
                           D. Dimlich
                           G. Auer
                     ------------------------------------


                     ------------------------------------
                                   Group II
                     ------------------------------------

                           J. Thomas
                           R. Rammler
                           M. Dehart
                     ------------------------------------




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